RADE MANAGEMENT CORPORATION
                               1 NORTH END AVENUE
                                   SUITE 1111
                            NEW YORK, NEW YORK 10282

                                                     June 1, 1998

Immtech International Inc.
1890 Maple Avenue
Suite 110
Evanston, Illinois 60201

Gentlemen:

            Rade Management Corporation ("Rade") is serving as a consultant to Immtech International Inc. ("Immtech") in connection with, among other items, a proposed private placement (the "Private Placement") of shares of common stock of Immtech. As an accommodation to Immtech and the prospective investors in the Private Placement (the "Prospective Investors"), Rade has agreed to receive funds (the "Funds") from the Prospective Investors and hold the Funds until disbursement to Immtech.

            Subject to the conditions set forth below, Rade agrees to indemnify and hold harmless Immtech, its officers, directors and employees, against any and all loss, claims, damages, and expenses whatsoever (including, reasonable attorneys' fees) arising out of or related to a claim by a Prospective Investor for Funds delivered to Rade but not delivered to Immtech in connection with the Private Placement.

            Subject to the conditions set forth below, Immtech agrees to indemnify and hold harmless Rade, its officers, directors and employees, against any and all loss, claims, damages and expenses whatsoever (including reasonable attorneys' fees) as and when incurred arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any memorandum or document ("Offering Materials") delivered to the Prospective Investors in connection with the Private Placement, or any omissions or alleged omissions to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such untrue statement, alleged untrue statement or omissions or alleged omissions were made in reliance upon and in conformity with written information furnished to Immtech by Rade expressly for inclusion in the Offering Materials, in which case Rade agrees to indemnify and hold harmless Immtech, its officers, directors and employees against any and all loss,
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Immtech International Inc.
June 1, 1998
Page 2


claims, damages and expenses whatsoever (including reasonable attorneys fees), arising out of or based upon the use of such information provided by Rade and
(ii) any determination by Rade to deliver Funds to Immtech notwithstanding the fact that a condition to the closing of the Private Placement had not been met; provided Immtech shall not be obligated to indemnify Rade in respect of any Funds which Rade receives but does not deliver to Immtech.

            If an action or proceeding is brought against any party in respect of which it may seek to be indemnified hereunder, such party shall promptly notify all parties against whom indemnification may be sought in writing of the institution of such action or proceeding, but the failure to so notify shall not relieve the indemnifying parties from any liability they may have except to the extent that such party has been prejudiced in any material respect by such failure, and the indemnifying parties shall promptly assume the defense of such action, including the employment of counsel reasonably satisfactory to such indemnified party or parties and the payment of expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party or parties in connection with the defense of such action, (ii) the indemnifying party or parties shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action, or
(iii) such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them which are different from or additional to those available to one or more of the indemnifying parties, in any of which events such reasonable fees and expenses shall be borne by the indemnifying parties and the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties.

            The terms of this Letter Agreement may not be modified, amended, or terminated, except pursuant to a writing signed by the party to be charged therewith.

            This Letter Agreement (as the same may be amended from time to time) constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements.

            This Letter Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but
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Immtech International Inc.
June 1, 1996
Page 3


all of which taken together shall constitute one and the same instrument.

            Please confirm your agreement to the foregoing by executing this letter in the space below and return an executed copy to the undersigned.

                                     Yours truly,

                                     Rade Management Corporation


                                     By:
                                        -------------------------
                                        Name:
                                        Title:

ACCEPTED AND AGREED:

Immtech International Inc.


By:
   -------------------------
   Name:
   Title: